Annual Fund Operating Expenses - Class S - Thrivent Moderately Conservative Allocation Fund - Class S	Feb. 28, 2021
Operating Expenses:
Management Fees	0.59%
Distribution and Shareholder Service (12b-1) Fees	none
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	0.92%
Less Fee Waivers and/or Expense Reimbursements	0.14%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.78%

[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2022, to waive an amount equal to any management fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.